CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of

Oppenheimer Multi-State Municipal Trust

We consent to the use in this Registration Statement of Oppenheimer New Jersey Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), of our report dated September 16, 2008, relating to the financial statements and financial highlights of Oppenheimer New Jersey Municipal Fund, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information and “Financial Highlights” appearing in the Prospectus, which are part of such Registration Statement.

                         KPMG LLP

Denver, Colorado

November 24, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of
Oppenheimer Multi-State Municipal Trust

We consent to the use in this Registration Statement of Oppenheimer Pennsylvania Municipal Fund (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), of our report dated September 16, 2008, relating to the financial statements and financial highlights of Oppenheimer Pennsylvania Municipal Fund, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information and “Financial Highlights” appearing in the Prospectus, which are part of such Registration Statement.

                         KPMG LLP

Denver, Colorado
November 24, 2008

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of
Oppenheimer Multi-State Municipal Trust

We consent to the use in this Registration Statement of Oppenheimer Rochester National Municipals (one of the portfolios constituting the Oppenheimer Multi-State Municipal Trust), of our report dated September 16, 2008, relating to the financial statements and financial highlights of Oppenheimer Rochester National Municipals, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to our firm under the headings “Independent Registered Public Accounting Firm” appearing in the Statement of Additional Information and “Financial Highlights” appearing in the Prospectus, which are part of such Registration Statement.

                         KPMG LLP

Denver, Colorado
November 24, 2008